September 2, 2016

MainGate MLP Fund (the “Fund”)
Supplement to the Prospectus dated March 31, 2016

The sub-section Converting to Class I in the Account Information—How to Buy Shares section of your Fund’s prospectus is replaced by the following:

Converting to Class I.  You may convert your Class A shares to Class I shares if your account is eligible to purchase Class I shares.  To request a conversion, please contact the Fund’s transfer agent at 1-855-MLP-FUND (1-855-657-3863) or mail your request to:

U.S. Mail: MainGate MLP Fund
c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight: MainGate MLP Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

If you hold Class A shares through an investment adviser, broker-dealer or other financial intermediary, please contact your financial intermediary to determine whether you may convert to Class I shares and whether any rules or restrictions apply.

If you hold Class A shares through an asset-based fee program, omnibus account, employee benefit or plan, or other type of program sponsored by a financial intermediary that is eligible to purchase Class I shares (including because the Fund has waived or lowered the Class I investment minimum with respect to the program), your financial intermediary may, at its discretion, convert your Class A shares to Class I shares.

A conversion from Class A shares to Class I shares is a non-taxable event, and will be effected on the basis of the relative net asset values of the two classes without the imposition of any fees.

You should read this supplement in conjunction with the Fund’s prospectus and retain it for future reference.